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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-67809 and No. 333-67829) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-09499) of College Television Network, Inc. of our report dated March 1, 1999 appearing on page F-1 of this Form 10-KSB.



/s/ PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
March 29, 1999